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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                Date of Report
              (Date of earliest event reported):  August 21, 2001


                             ARTIFICIAL LIFE, INC.
                             ---------------------
              (Exact Name of Registrant as Specified in Charter)


      Delaware                        0-25075                    04-3253298
-------------------------------------------------------------------------------
 (State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
  of Incorporation)                                          Identification No.)

                         885 THIRD AVENUE, SUITE 2921
                          NEW YORK, NEW YORK   10022
             (Address of principal executive office and zip code)

              Registrant's telephone number, including area code:
                                (212) 829-4386
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ITEM 5. OTHER EVENTS.

  On August 20, 2001, Artificial Life, Inc. publicly disseminated a press release announcing that its common stock would no longer be listed on the Nasdaq Stock Market effective with the open of business on August 20, 2001. A copy of the press release with respect to this matter is included herein as Exhibit 99. This press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to this exhibit.

  On August 21, 2001, the Artificial Life, Inc. terminated the employment of its Chief Information Officer, Richard Bonn, due to an inability to reach an agreement with Mr. Bonn as to the terms of his continued employment.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)  Exhibits.

   See Exhibit Index attached hereto.
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         ARTIFICIAL LIFE, INC.



                                         By: /s/ Eberhard Schoeneburg
                                            ------------------------------
                                           Eberhard Schoeneburg
                                           President and Chief Executive Officer

Date: August 21, 2001
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                                 EXHIBIT INDEX


Exhibit Number      Description                          Sequential Page Number
--------------      -----------                          ----------------------

99                  Press Release, dated August 20, 2001          5